Trade Receivables and Other Current Assets - Disclosure of Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Other Current Assets [abstract]
VAT receivables	$ 1,147	$ 1,414
Income tax receivable	210	192
Prepaid expenses and other prepayments	3,428	5,716
Tax and social receivables	445	55
Deferred expenses and other current assets	298	345
Total other current assets	$ 5,528	$ 7,722